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                                                                     EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-60359) of Paul Harris Stores, Inc. of our report dated February 27, 1997, except as to Note 9, which is as of April 10, 1997, appearing in Paul Harris Stores, Inc.'s Annual Report on Form 10-K for the year ended February 1, 1997.

Price Waterhouse LLP
Indianapolis, Indiana
April 10, 1997